 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

Symatese License Amendment - Addition of Australia, New Zealand and Canada

On August 3, 2026, Evolus Pharma B.V. (“Evolus Europe”), a wholly owned subsidiary of Evolus, Inc. (the “Company”), and Symatese Aesthetics S.A.S. (“Symatese”) entered into an amendment (the “Amendment”) to the License, Supply and Distribution Agreement dated December 20, 2023 (the “Agreement”), which the Company previously disclosed in a Current Report on Form 8-K filed on December 20, 2023.

The Amendment expands the territory covered by the Agreement to include (i) Canada and (ii) Australia and New Zealand combined, and grants Evolus Europe exclusive rights to commercialize and distribute the full line of Estyme® branded injectable hyaluronic acid gels in those territories. As consideration for the additional rights, Evolus Europe is required to pay €920,000 in upfront signing payments and up to an additional €1.38 million upon receipt of certain regulatory approvals. Symatese will be responsible, at its expense, for the development and regulatory activities required to obtain and maintain regulatory approvals in the additional territories.

The initial term for each new territory is 15 years from the first applicable regulatory approval and will automatically renew for successive five-year terms, subject to the terms of the Agreement.

The foregoing is a summary of the terms of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Item 7.01    Regulation FD Disclosure.

On August 4, 2026, the Company issued a press release announcing the execution of the Amendment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release of Evolus, Inc., dated August 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: August 4, 2026	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer